UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: October 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	October 31, 2017

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Income Fund II Inc. for the six-month reporting period ended October 31, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

November 30, 2017

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

Economic activity in the U.S. improved during the six months ended October 31, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2017 U.S. gross domestic product (“GDP”)i growth, as revised, was 1.2%. Second quarter 2017 GDP growth then accelerated to 3.1%. Finally, the U.S. Department of Commerce’s second estimate for third quarter 2017 GDP growth — released after the reporting period ended — was 3.3%. Stronger growth was attributed to a number of factors, including positive contributions from personal consumption expenditures, private inventory investment, nonresidential fixed investment and exports. These factors were partly offset by a decrease in imports.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on October 31, 2017, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This represented the lowest unemployment rate since December 2000. The percentage of longer-term unemployed fluctuated during the reporting period. In October 2017, 24.8% of Americans looking for a job had been out of work for more than six months, versus 24.0% when the period began.

IV	Western Asset High Income Fund II Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting on December 14, 2016, at which time, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that ended on March 15, 2017. At its meeting that concluded on June 14, 2017, the Fed raised rates to a range between 1.00% and 1.25%. At its meeting that concluded on July 26, 2017, the Fed kept rates on hold, as expected. At its meeting that concluded on September 20, 2017, the Fed again kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” Finally, at its meeting that ended on November 1, 2017, after the reporting period ended, the Fed maintained the federal funds rate in the target range of 1.00% to 1.25%, but left open the possibility of another rate hike in December 2017.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended October 31, 2017. The yield for the two-year Treasury note began the reporting period at 1.28% and ended the period at 1.60%. The low for the period of 1.26% occurred on May 17, 2017 and the peak of 1.63% took place on October 26, 2017. The yield for the ten-year Treasury began the reporting period at 2.29% and ended the period at 2.38%. The low for the period of 2.05% occurred on September 7, 2017, and the peak of 2.46% took place on October 26, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given shifting expectations for global growth, questions regarding future central bank monetary policy and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 1.58% during the six-month reporting period ended October 31, 2017.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 3.44% for the six months ended October 31, 2017. The high-yield market rallied from May through July 2017. This was driven by overall robust demand from investors looking to generate incremental yield in the low interest rate environment. The high yield market was then relatively flat in August 2017, and again moved higher in September and October 2017.

Western Asset High Income Fund II Inc.	V

Investment commentary (cont’d)

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 3.15% during the six months ended October 31, 2017. The asset class posted positive results during the first two months of the reporting period. This was triggered by overall strong investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. The asset class then modestly declined in June 2017, but moved higher from July through October 2017.

Performance review

For the six months ended October 31, 2017, Western Asset High Income Fund II Inc. returned 3.95% based on its net asset value (“NAV”)vii and 0.15% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 3.44% and 3.15%, respectively for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averageviii returned 3.67% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.30 per share. As of October 31, 2017, the Fund estimates that 99.27% of the distributions were sourced from investment income and 0.73% constitutes a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of October 31, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$7.78 (NAV)	3.95	%†
$7.13 (Market Price)	0.15	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Western Asset High Income Fund II Inc.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

November 30, 2017

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Income Fund II Inc.	VII

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares..

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended October 31, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

VIII	Western Asset High Income Fund II Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2017 and April 30, 2017 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — October 31, 2017

Total Spread Duration
HIX	— 3.91 years
Benchmark	— 4.41 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2017

Total Effective Duration
HIX	— 4.19 years
Benchmark	— 4.42 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 106.4%
Consumer Discretionary — 20.2%
Auto Components — 1.6%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	5,373,000	$5,554,339	(a)(b)
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	760,000	767,600	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds (4.750% Cash or 5.500% PIK)	4.750%	9/15/26	1,460,000	1,492,850	(a)(c)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	3,116,000	3,283,485	(a)(b)
Total Auto Components				11,098,274
Diversified Consumer Services — 1.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	4,300,000	4,776,010	(a)(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000	2,515,837	(b)
Total Diversified Consumer Services				7,291,847
Hotels, Restaurants & Leisure — 5.1%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	1,240,000	1,269,450	(a)
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,330,000	1,424,763	(a)(b)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds (14.000% PIK)	14.000%	2/9/18	2,469,689	2,469,689	(a)(c)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,786,000	3,795,465	(a)(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,910,000	2,026,987	(b)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,590,000	1,687,388	(a)(b)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,720,000	1,793,100	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,060,000	2,139,825	(b)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	975,000	98	*(a)(b)(f)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,177,000	2,362,045	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	3,350,000	3,463,062	(b)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,910,000	2,010,275	(b)
MGM Resorts International, Senior Notes	4.625%	9/1/26	990,000	994,950	(b)
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,610,000	1,706,600	(a)(b)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	2,003,000	2,158,232	(a)(b)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	1,100,000	1,075,250	(a)(b)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	3,980,000	4,019,800	(a)(b)
Total Hotels, Restaurants & Leisure				34,396,979
Household Durables — 0.4%
Weekley Homes LLC/Weekley Finance Corp., Senior Notes	6.625%	8/15/25	2,670,000	2,609,925	(a)(b)

See Notes to Financial Statements.

4	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Leisure Products — 0.3%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,560,000	$2,124,800	(a)(b)
Media — 8.7%
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,045,000	1,112,925	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	4.000%	3/1/23	1,370,000	1,393,126	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	700,000	733,600	(a)(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	3,100,000	3,254,070	(a)(b)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,480,000	1,700,449	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	470,000	509,010
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,400,000	1,413,132	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,020,000	1,022,550	(b)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	4,360,000	4,785,100	(b)
EW Scripps Co., Senior Notes	5.125%	5/15/25	1,500,000	1,545,000	(a)(b)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	920,000	979,800	(a)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	7,770,000	8,168,212	(a)(b)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	5,500,000	5,933,125	(a)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,500,000	2,705,600	(b)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,336,000	1,447,110	(b)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	999,000	995,254	(a)(b)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	4,410,000	4,398,975	(a)
Viacom Inc., Senior Notes	4.375%	3/15/43	1,439,000	1,228,293
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,620,000	5,886,950	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	2,990,000	3,143,237	(a)(b)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	5,610,000	5,736,225	(a)
Total Media				58,091,743
Specialty Retail — 2.5%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,910,000	3,176,556	(a)(b)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	6,210,000	5,806,350	(a)(b)
Hertz Corp., Senior Notes	5.875%	10/15/20	2,520,000	2,523,276	(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000	1,308,987	(a)(b)
PetSmart Inc., Senior Notes	8.875%	6/1/25	1,880,000	1,485,200	(a)(b)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	2,420,000	2,498,650	(a)(b)
Total Specialty Retail				16,799,019
Textiles, Apparel & Luxury Goods — 0.5%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	3,110,000	3,214,963	(a)(b)
Total Consumer Discretionary				135,627,550

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.2%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,130,000	$2,161,950	(a)(b)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	1,401,000	1,479,211	(a)(b)
Total Beverages				3,641,161
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	11.500%	6/15/22	1,880,000	1,696,700	(a)(b)
Food Products — 1.1%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	1,440,000	1,512,000	(a)(b)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	810,000	853,537	(a)(b)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	3,500,000	3,670,625	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	1,430,000	1,490,775	(a)
Total Food Products				7,526,937
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	1,381,913	(b)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,748,664	(b)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,219,734	(b)
Total Household Products				5,350,311
Tobacco — 0.5%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	3,370,000	2,982,450	(b)
Total Consumer Staples				21,197,559
Energy — 18.5%
Energy Equipment & Services — 1.2%
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	2,990,000	3,143,237	(a)
Pride International Inc., Senior Notes	7.875%	8/15/40	920,000	772,800	(b)
Transocean Inc., Senior Notes	9.000%	7/15/23	1,020,000	1,111,800	(a)(b)
Transocean Inc., Senior Notes	7.500%	1/15/26	1,630,000	1,682,975	(a)
Transocean Inc., Senior Notes	6.800%	3/15/38	1,955,000	1,598,213
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	90,000	87,975	(a)
Total Energy Equipment & Services				8,397,000
Oil, Gas & Consumable Fuels — 17.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	290,000	299,788	(b)
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	891,000
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,870,000	2,017,262	(b)
Berry Petroleum Co. Escrow	—	—	1,550,000	0	*(d)(e)(g)

See Notes to Financial Statements.

6	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	$2,367,350	(a)(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	2,150,000	2,485,937	(a)(b)
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	2,630,000	2,856,837	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,502,750	(b)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	909,450
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	642,250
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	450,000	445,500	(a)(b)
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	900,000	870,188	(a)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	3,380,000	3,299,725	(b)
Continental Resources Inc., Senior Notes	4.900%	6/1/44	3,220,000	3,014,725	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,487,500	(b)
Frontera Energy Corp., Senior Secured Notes (10.000% Cash or 14.000% PIK)	10.000%	11/2/21	1,810,000	2,063,400	(c)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	2,550,000	2,829,143	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Bonds	5.625%	6/15/24	4,330,000	4,308,350	(b)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,950,000	2,510,668	(b)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,121,804	(a)(b)
Magnum Hunter Resources Corp. Escrow	—	—	8,070,000	0	*(d)(e)(g)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	3,610,000	3,294,125	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	990,000	1,053,113	(b)
NGPL PipeCo LLC, Senior Bonds	4.875%	8/15/27	1,860,000	1,929,750	(a)(b)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,900,000	2,379,750	(a)(b)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	2,240,000	2,251,200	(b)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,310,855	(b)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,574,650	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	797,200
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,450,000	1,613,125
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,980,000	7,049,800
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	3,060,000	872,100	(h)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	1,540,000	1,638,175
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,000,000	1,043,500	(b)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	1,370,000	1,497,753	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,952,000	3,181,400	(b)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,542,800	(a)(b)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,601,600	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	$1,418,093	(a)(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,570,000	1,760,865	(b)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	700,000	753,665
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,470,000	1,374,450	(b)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,670,000	8,962,800	(b)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,019,771	2,060,166	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.125%	2/1/25	1,810,000	1,871,088
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.375%	2/1/27	2,000,000	2,082,500
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	2,040,000	2,068,050	(b)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	690,000	691,725	(b)
Williams Cos. Inc., Debentures	7.500%	1/15/31	780,000	950,625
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	2,270,000	2,301,212	(b)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,344,000	(b)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	4,153,500	(b)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	610,000	664,900	(b)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000	1,210,438	(b)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	540,000	612,803	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	3,530,000	4,114,215	(a)(b)
Total Oil, Gas & Consumable Fuels				115,949,618
Total Energy				124,346,618
Financials — 15.0%
Banks — 7.7%
Bank of America Corp., Junior Subordinated Notes (6.500% to 10/23/24 then 3 mo. USD LIBOR + 4.174%)	6.500%	10/23/24	2,550,000	2,919,750	(b)(i)(j)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,585,036	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,950,000	3,394,344	(b)
Barclays PLC, Junior Subordinated Bonds (8.250% to 12/15/18 then USD 5 year Swap Rate + 6.705%)	8.250%	12/15/18	800,000	851,668	(b)(i)(j)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	1,820,000	2,104,375	(a)(b)(i)(j)
CIT Group Inc., Senior Notes	5.375%	5/15/20	340,000	365,500
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000	1,142,150	(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000	4,229,464	(b)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	2,530,000	2,753,374	(b)(i)(j)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	3,180,000	3,529,800	(a)(b)(i)(j)

See Notes to Financial Statements.

8	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	2,510,000		$3,026,023	(a)(b)(i)(j)
JPMorgan Chase & Co., Junior Subordinated Bonds (6.000% to 8/1/23 then 3 mo. USD LIBOR + 3.300%)	6.000%	8/1/23	2,390,000		2,640,950	(b)(i)(j)
JPMorgan Chase & Co., Junior Subordinated Notes (6.100% to 10/1/24 then 3 mo. USD LIBOR + 3.330%)	6.100%	10/1/24	2,410,000		2,690,162	(b)(i)(j)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,030,000		2,158,803
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds (7.648% to 9/30/31 then 3 mo. USD LIBOR + 2.500%)	7.648%	9/30/31	3,530,000		4,536,050	(b)(i)(j)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year Swap Rate + 7.598%)	8.625%	8/15/21	1,370,000		1,554,813	(b)(i)(j)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	650,000		770,873	(b)
Santander UK Group Holdings PLC, Junior Subordinated Bonds (GBP 5 year swap rate + 5.543%)	7.375%	6/24/22	1,640,000	GBP	2,387,801	(h)(i)(j)
Sberbank of Russia Via SB Capital SA, Subordinated Notes (5 year Treasury Constant Maturity Rate + 4.023%)	5.500%	2/26/24	4,420,000		4,532,144	(h)(i)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,300,000		1,297,407	(a)
Total Banks					51,470,487
Capital Markets — 1.0%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,110,000		1,251,107	(b)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,238,600	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		3,068,463	(b)
Total Capital Markets					6,558,170
Consumer Finance — 1.1%
FirstCash Inc., Senior Notes	5.375%	6/1/24	1,890,000		1,983,933	(a)(b)
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,319,200	(b)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,129,000		2,902,148	(a)(b)
Total Consumer Finance					7,205,281
Diversified Financial Services — 4.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,390,000		1,493,540
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		946,054
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	2,610,000		2,544,750	(a)(b)
DAE Funding LLC, Senior Notes	4.500%	8/1/22	3,993,000		4,057,886	(a)
DAE Funding LLC, Senior Notes	5.000%	8/1/24	4,040,000		4,135,950	(a)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		328,851
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,520,869	(b)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		859,409

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	420,000		$435,750	(a)(b)
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	10/1/25	970,000		968,788	(a)
Nationwide Building Society, Junior Subordinated Notes (GBP 5 year swap rate + 4.880%)	6.875%	6/20/19	1,140,000	GBP	1,603,082	(h)(i)(j)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,330,000		1,379,875	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,590,000		2,703,312	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	1,760,000		1,766,600	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,730,000		4,919,200	(a)
Total Diversified Financial Services					30,663,916
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000		1,495,313	(a)(b)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,780,000		1,516,916	(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000		1,487,750	(a)(b)
Total Insurance					4,499,979
Total Financials					100,397,833
Health Care — 8.3%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,490,000		1,523,525	(a)(b)
Health Care Providers & Services — 5.1%
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	620,000		601,400	(a)(b)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	4,552,000		4,583,409	(d)(e)(i)(k)
BioScrip Inc., Senior Notes	8.875%	2/15/21	618,000		573,195	(b)
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000		1,060,800	(b)
Centene Corp., Senior Notes	4.750%	5/15/22	1,290,000		1,357,725	(b)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000		872,775	(b)
Centene Corp., Senior Notes	4.750%	1/15/25	4,780,000		4,947,300	(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	7,960,000		7,611,750	(b)
DaVita Inc., Senior Notes	5.750%	8/15/22	2,218,000		2,288,699	(b)
DaVita Inc., Senior Notes	5.125%	7/15/24	1,850,000		1,858,094	(b)
DaVita Inc., Senior Notes	5.000%	5/1/25	4,770,000		4,710,375	(b)
HCA Inc., Debentures	7.500%	11/15/95	2,205,000		2,268,283	(b)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000		1,162,212	(b)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	300,000		302,625	(b)
Total Health Care Providers & Services					34,198,642

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 3.0%
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	4.100%	10/1/46	3,070,000	$2,463,891
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,280,000	1,264,000	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,130,000	1,144,125	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	670,000	667,488	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,010,000	2,968,613	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,360,000	1,320,900	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,050,000	3,893,062	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000	711,900	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	4,530,000	3,822,188	(a)(b)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,590,000	1,725,150	(a)
Total Pharmaceuticals				19,981,317
Total Health Care				55,703,484
Industrials — 8.7%
Aerospace & Defense — 0.7%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,430,000	4,507,525	(a)(b)
Air Freight & Logistics — 0.4%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,030,000	1,084,436	(a)(b)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	1,290,000	1,362,562	(a)(b)
Total Air Freight & Logistics				2,446,998
Airlines — 0.8%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	811,516	825,474	(a)(b)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,594,727	3,978,500	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	829,294	949,541	(b)
Total Airlines				5,753,515
Building Products — 0.3%
Standard Industries Inc., Senior Notes	5.125%	2/15/21	870,000	899,363	(a)(b)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,290,000	1,364,175	(a)(b)
Total Building Products				2,263,538
Commercial Services & Supplies — 1.7%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,580,000	1,641,225	(a)(b)
Brink’s Co., Senior Notes	4.625%	10/15/27	2,870,000	2,863,112	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,270,000	1,303,338	(a)(b)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	2,290,000	2,453,162	(a)
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	680,000	697,442
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,000,000	1,072,500	(b)
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	1,610,000	1,622,075	(b)
Total Commercial Services & Supplies				11,652,854

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Construction & Engineering — 0.4%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	2,380,000	$2,451,400	(a)(b)
Machinery — 2.2%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	4,550,000	4,754,750	(a)(b)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	960,000	972,000	(a)
BlueLine Rental Finance Corp./BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,930,000	3,186,375	(a)(b)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	970,000	1,057,300
Tennant Co., Senior Notes	5.625%	5/1/25	2,850,000	2,988,937	(a)(b)
Terex Corp., Senior Notes	5.625%	2/1/25	1,540,000	1,634,325	(a)(b)
Total Machinery				14,593,687
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,610,000	3,194,850	(a)(b)
Road & Rail — 0.8%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	5,130,000	5,155,650	(a)(b)
Trading Companies & Distributors — 0.8%
Ashtead Capital Inc., Secured Notes	4.125%	8/15/25	820,000	827,175	(a)
Ashtead Capital Inc., Secured Notes	4.375%	8/15/27	2,020,000	2,047,775	(a)
Beacon Escrow Corp., Senior Notes	4.875%	11/1/25	2,220,000	2,258,184	(a)
Total Trading Companies & Distributors				5,133,134
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes (10.000% cash or 10.750% PIK)	10.000%	4/1/20	1,965,339	874,576	(a)(c)
Total Industrials				58,027,727
Information Technology — 1.9%
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	1,275,300	(b)
IT Services — 0.3%
First Data Corp., Senior Secured Notes	5.000%	1/15/24	2,382,000	2,483,235	(a)(b)
Software — 0.4%
CDK Global Inc., Senior Notes	4.875%	6/1/27	435,000	454,575	(a)
j2 Cloud Services LLC/j2 Global Co.-Obligor Inc., Senior Notes	6.000%	7/15/25	2,020,000	2,136,150	(a)
Total Software				2,590,725
Technology Hardware, Storage & Peripherals — 1.0%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,040,000	2,141,547	(a)(b)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	1,240,000	1,369,176	(a)(b)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,700,000	1,749,937	(b)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	850,000	843,640

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Technology Hardware, Storage & Peripherals — continued
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	495,000	$484,069
Total Technology Hardware, Storage & Peripherals				6,588,369
Total Information Technology				12,937,629
Materials — 10.3%
Chemicals — 0.9%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	848,750	(h)
Braskem Netherlands Finance BV, Senior Notes	4.500%	1/10/28	1,290,000	1,285,550	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	2,200,000	2,337,500	(a)(b)
Venator Finance Sarl/Venator Materials Corp., Senior Notes	5.750%	7/15/25	1,620,000	1,717,200	(a)
Total Chemicals				6,189,000
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,635,570	(a)(b)
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	1,960,000	2,023,700	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	580,000	639,450	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,630,000	3,861,412	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,220,000	5,950,800	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,046,316	(b)
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	3,220,000	3,475,990	(a)
Total Containers & Packaging				16,997,668
Metals & Mining — 6.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	1,138,850	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,805,250	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	2,510,000	2,583,740	(a)(b)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	617,344	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,181,649	(a)(b)
ArcelorMittal SA, Senior Notes	7.500%	10/15/39	3,200,000	4,012,000
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	3,250,000	3,453,125	(a)(b)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	30,150
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	1,073,250	(b)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	740,000	773,300
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	754,300
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,870,000	2,054,887
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	899,762
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,850,000	2,693,250	(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	1,180,000	$1,271,450	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	1,690,000	1,871,675	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,862,131	93,019	*(a)(l)
Mirabela Nickel Ltd., Subordinated Notes (1.000% PIK)	1.000%	9/10/44	33,186	0	(a)(c)(d)(e)(g)
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	1,340,000	1,386,900	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,190,050	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	620,000	711,227
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,864,815	(b)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,541,788	(b)
Vale SA, Senior Notes	5.625%	9/11/42	830,000	880,838	(b)
Total Metals & Mining				39,882,619
Paper & Forest Products — 0.6%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,340,000	1,442,242	(b)
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,540,000	2,692,400
Total Paper & Forest Products				4,134,642
Total Materials				68,839,499
Real Estate — 3.7%
Equity Real Estate Investment Trusts (REITs) — 2.3%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	290,000	296,525
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,440,000	1,510,200	(b)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	470,000	482,925
CoreCivic Inc., Senior Notes	4.750%	10/15/27	3,050,000	3,065,250
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	660,000	679,800
GEO Group Inc., Senior Notes	6.000%	4/15/26	830,000	871,500	(b)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,770,000	1,785,487	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000	1,107,975	(b)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	4,440,000	4,573,200	(b)
VICI Properties 1 LLC/VICI FC Inc., Senior Secured Notes (3 mo. USD LIBOR + 3.500%)	4.847%	10/15/22	1,270,000	1,282,700	(i)
Total Equity Real Estate Investment Trusts (REITs)				15,655,562
Real Estate Management & Development — 1.4%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	5,680,000	5,822,000	(b)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	3,110,000	3,317,282	(a)(b)
Total Real Estate Management & Development				9,139,282
Total Real Estate				24,794,844

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Telecommunication Services — 14.0%
Diversified Telecommunication Services — 6.0%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,150,000	$1,200,600	(b)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,690,000	2,468,075	(b)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,930,000	2,048,213	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,160,000	1,121,952
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,250,000	3,095,625
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	3,660,000	3,888,750	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000	1,286,926	(b)
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,340,000	1,551,550	*(a)(l)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	10,410,000	11,255,812	(a)
Wind Tre SpA, Senior Secured Notes	5.000%	1/20/26	1,390,000	1,400,764	(a)(m)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	11,950,000	10,755,000
Total Diversified Telecommunication Services				40,073,267
Wireless Telecommunication Services — 8.0%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	4,240,000	4,658,700	(a)(b)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000	459,000	(a)
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000	2,757,235	(a)(b)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	5,649,000	6,934,147	(a)(b)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,352,625	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	6,281,550	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000	7,650,000	(a)(b)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000	2,483,310	(b)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	5,388,388	(b)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	4,807,000	(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	123,200	(b)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,150,000	2,270,938	(b)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	343,750
VEON Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,868,864	(h)
VEON Holdings BV, Senior Notes	7.504%	3/1/22	700,000	807,534	(a)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	2,220,000	2,294,357	(h)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,613,239	(a)
Total Wireless Telecommunication Services				54,093,837
Total Telecommunication Services				94,167,104

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 2.6%
Electric Utilities — 1.1%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,120,000	$2,966,400	(b)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,680,000	2,936,744	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	1,170,000	1,327,950
Total Electric Utilities				7,231,094
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,620,000	3,610,950	(b)
Independent Power and Renewable Electricity Producers — 1.0%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	6,644,688	6,545,017	(b)
Total Utilities				17,387,061
Total Corporate Bonds & Notes (Cost — $657,156,195)				713,426,908
Convertible Bonds & Notes — 1.1%
Consumer Discretionary — 0.0%
Media — 0.0%
DISH Network Corp., Senior Notes	2.375%	3/15/24	250,000	240,781	(a)
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Oasis Petroleum Inc., Senior Notes	2.625%	9/15/23	1,500,000	1,655,625	(b)
Health Care — 0.2%
Pharmaceuticals — 0.2%
Jazz Investments I Ltd., Senior Notes	1.500%	8/15/24	1,100,000	1,051,188	(a)
Information Technology — 0.6%
Communications Equipment — 0.1%
Finisar Corp., Senior Bonds	0.500%	12/15/33	340,000	359,975
Semiconductors & Semiconductor Equipment — 0.1%
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	1,030,000	1,288,787	(a)(b)
Software — 0.3%
Workday Inc., Senior Notes	0.250%	10/1/22	2,160,000	2,188,350	(a)
Technology Hardware, Storage & Peripherals — 0.1%
Electronics For Imaging Inc., Senior Bonds	0.750%	9/1/19	350,000	342,125
Total Information Technology				4,179,237
Total Convertible Bonds & Notes (Cost — $6,785,176)				7,126,831
Senior Loans — 6.6%
Consumer Discretionary — 2.9%
Auto Components — 0.4%
American Axle & Manufacturing Inc., Term Loan B	3.490-3.620%	4/6/24	2,468,750	2,473,122	(n)(o)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Media — 0.8%
Charter Communications Operating LLC, 2016 Term Loan I Add (1 mo. LIBOR + 2.250%)	3.500%	1/15/24	5,296,835	$5,340,238	(i)(n)(o)
Specialty Retail — 1.6%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	4.240%	3/11/22	9,384,406	8,086,721	(i)(n)(o)
Sally Holdings LLC, Term Loan B1 (1 mo. LIBOR + 2.500%)	3.750%	7/5/24	1,420,000	1,429,762	(i)(n)(o)
Spencer Gifts LLC, Second Lien Term Loan (2 mo. LIBOR + 8.250%)	9.530%	6/29/22	2,070,000	1,138,500	(d)(i)(n)(o)
Total Specialty Retail				10,654,983
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B (3 mo. LIBOR + 5.500%)	6.820%	10/28/20	1,550,250	775,125	(d)(i)(n)(o)
Total Consumer Discretionary				19,243,468
Energy — 0.3%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	653,238	506,259	*(d)
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Term Loan (3 mo. LIBOR + 7.500%)	8.814%	8/23/21	1,350,000	1,453,613	(i)(n)(o)
Total Energy				1,959,872
Industrials — 0.8%
Air Freight & Logistics — 0.3%
Avolon TLB Borrower 1 (Luxembourg) Sarl, 2017 Term Loan B2	—	4/3/22	2,250,000	2,268,403	(p)
Professional Services — 0.5%
Trans Union LLC, Term Loan B3 (1 mo. LIBOR + 2.000%)	—	4/10/23	3,500,000	3,514,000	(i)(p)
Total Industrials				5,782,403
Information Technology — 1.0%
IT Services — 1.0%
First Data Corp., 2017 Term Loan (1 mo. LIBOR + 2.500%)	3.738%	4/26/24	6,620,650	6,661,353	(i)(n)(o)
Telecommunication Services — 1.4%
Diversified Telecommunication Services — 1.4%
CenturyLink Inc., 2017 Term Loan B	2.750%	1/31/25	4,370,000	4,317,652	(n)(o)
Level 3 Financing Inc., 2017 Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	2/22/24	2,000,000	2,007,858	(i)(n)(o)
Unitymedia Finance LLC, Term Loan B (1 mo. LIBOR + 2.250%)	3.489%	9/30/25	3,080,000	3,082,994	(i)(n)(o)
Total Telecommunication Services				9,408,504

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B (3 Month ICE LIBOR + 6.250% PIK)	7.250%	3/4/22	2,292,271		$1,619,872	*(c)(i)(l)(n)(o)
Total Senior Loans (Cost — $47,603,132)					44,675,472
Sovereign Bonds — 11.1%
Argentina — 4.1%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		5,754,898	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,840,000		3,315,700	(a)
Republic of Argentina, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	26.250%	6/21/20	36,700,000	ARS	2,232,898	(i)
Republic of Argentina, Bonds	18.200%	10/3/21	32,780,000	ARS	1,904,413
Republic of Argentina, Senior Bonds (Argentina BADLAR Private Deposit Rate + 2.500%)	22.710%	3/11/19	9,360,000	ARS	543,834	(i)
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,860,000		2,030,887
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,600,000		8,607,000
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,960,000		2,200,100
Republic of Argentina, Senior Notes	6.875%	1/26/27	1,150,000		1,255,225
Total Argentina					27,844,955
Brazil — 1.0%
Federative Republic of Brazil, Notes	10.000%	1/1/21	302,000	BRL	94,756
Federative Republic of Brazil, Notes	10.000%	1/1/23	15,359,000	BRL	4,776,347
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	1,500,000		1,524,375
Total Brazil					6,395,478
Ecuador — 0.9%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,770,000		5,402,025	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	330,000		359,700	(a)
Total Ecuador					5,761,725
Guatemala — 0.4%
Republic of Guatemala, Senior Notes	4.375%	6/5/27	2,670,000		2,663,325	(a)
Honduras — 0.4%
Republic of Honduras, Senior Notes	6.250%	1/19/27	2,750,000		2,979,268	(a)
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,658,000		1,908,263
Ivory Coast — 0.1%
Republic of Cote D’Ivoire, Senior Bonds	6.125%	6/15/33	730,000		722,583	(a)
Peru — 0.4%
Republic of Peru, Senior Bonds	4.125%	8/25/27	2,500,000		2,746,250

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Poland — 1.7%
Republic of Poland, Bonds	4.000%	10/25/23	39,700,000	PLN	$11,549,696
Russia — 0.8%
Russian Federal Bond, Bonds	7.050%	1/19/28	315,595,000	RUB	5,239,994
Turkey — 0.8%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,893,646
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,833,574	(b)
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,400,000		1,369,642
Total Turkey					5,096,862
Venezuela — 0.2%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	2,000,000		685,000	(h)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		398,670
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	996,000		470,610	(b)(h)
Total Venezuela					1,554,280
Total Sovereign Bonds (Cost — $72,153,411)					74,462,679
U.S. Government & Agency Obligations — 4.3%
U.S. Government Obligations — 4.3%
U.S. Treasury Notes	1.250%	1/31/20	1,000,000		991,582
U.S. Treasury Notes	1.375%	1/31/21	500,000		493,525
U.S. Treasury Notes	1.375%	4/30/21	2,500,000		2,462,549
U.S. Treasury Notes	1.125%	9/30/21	4,250,000		4,128,478
U.S. Treasury Notes	1.875%	1/31/22	5,500,000		5,486,572
U.S. Treasury Notes	1.875%	3/31/22	1,000,000		996,465
U.S. Treasury Notes	1.750%	6/30/22	3,500,000		3,463,428
U.S. Treasury Notes	2.125%	6/30/22	2,000,000		2,012,266
U.S. Treasury Notes	2.000%	11/30/22	3,500,000		3,495,215
U.S. Treasury Notes	1.625%	5/31/23	3,000,000		2,925,996
U.S. Treasury Notes	2.125%	3/31/24	2,500,000		2,491,406
Total U.S. Government & Agency Obligations (Cost — $29,071,179)					28,947,482

			Shares
Common Stocks — 1.5%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			166,350		1,520,439	*(d)(e)
Energy — 1.3%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.			533,873,172		2,349,042	*(d)(e)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Security			Shares	Value
Oil, Gas & Consumable Fuels — 0.9%
Berry Petroleum Co.			62,257	$451,363	*(d)
Blue Ridge Mountain Resources Inc.			416,831	4,168,310	*(e)
Frontera Energy Corp.			45,250	1,353,605	*(e)
MWO Holdings LLC			1,069	104,976	*(d)(e)
Total Oil, Gas & Consumable Fuels				6,078,254
Total Energy				8,427,296
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			104,256	272,108	*(d)(e)
Total Common Stocks (Cost — $17,251,703)				10,219,843

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		67,421	783,769	(c)
Berry Petroleum Co., (6.000% Cash or 6.000% PIK)	6.000%		1,009	11,730	(c)(k)
Total Convertible Preferred Stocks (Cost — $628,280)				795,499
Preferred Stocks — 1.5%
Financials — 1.4%
Consumer Finance — 0.7%
GMAC Capital Trust I (3 mo. USD LIBOR + 5.785%)	6.967%		181,300	4,760,938	(i)
Diversified Financial Services — 0.7%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	7.750%		168,125	4,576,363	(b)(i)
Total Financials				9,337,301
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		46,336,200	463,362	(d)(e)
Total Preferred Stocks (Cost — $12,233,526)				9,800,663
Total Investments before Short-Term Investments (Cost — $842,882,602)				889,455,377

		Maturity Date	Face Amount†
Short-Term Investments — 3.4%
Repurchase Agreements — 1.5%
Deutsche Bank Securities Inc. repurchase agreement dated 10/31/17; Proceeds at maturity — $10,000,289; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/20; Market value — $10,200,000) (Cost — $10,000,000)	1.040%	11/1/17	10,000,000	10,000,000

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Shares	Value
Money Market Funds — 1.9%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $12,760,371)	0.961%	12,760,371	$12,760,371
Total Short-Term Investments (Cost — $22,760,371)			22,760,371
Total Investments — 136.0% (Cost — $865,642,973)			912,215,748
Liabilities in Excess of Other Assets — (36.0)%			(241,458,196)
Total Net Assets — 100.0%			$670,757,552

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Security is valued using significant unobservable inputs (See Note 1).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The maturity principal is currently in default as of October 31, 2017.

(g)	Value is less than $1.

(h)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(i)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(j)	Security has no maturity date. The date shown represents the next call date.

(k)	Restricted security (See Note 8).

(l)	The coupon payment on these securities is currently in default as of October 31, 2017.

(m)	Securities traded on a when-issued or delayed delivery basis.

(n)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(o)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(p)	All or a portion of this loan is unfunded as of October 31, 2017. The interest rate for fully unfunded term loans is to be determined.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
GBP	— British Pound

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

October 31, 2017

Western Asset High Income Fund II Inc.

Abbreviations used in this schedule (cont’d):
LIBOR	— London Interbank Offered Rate
OJSC	— Open Joint Stock Company
PLN	— Polish Zloty
RUB	— Russian Ruble

At October 31, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,649,091	GBP	1,987,151	Barclays Bank PLC	1/19/18	$3,207

Abbreviations used in this table:
GBP	— British Pound
USD	— United States Dollar

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

October 31, 2017

Assets:
Investments, at value (Cost — $865,642,973)	$912,215,748
Foreign currency, at value (Cost — $952,868)	927,454
Cash	897,716
Interest receivable	13,210,060
Receivable for securities sold	3,860,498
Unrealized appreciation on forward foreign currency contracts	3,207
Prepaid expenses	22,442
Total Assets	931,137,125

Liabilities:
Loan payable (Note 5)	240,000,000
Payable for securities purchased	15,259,632
Distributions payable	4,223,988
Investment management fee payable	619,757
Interest payable	148,787
Directors’ fees payable	6,844
Accrued expenses	120,565
Total Liabilities	260,379,573
Total Net Assets	$670,757,552

Net Assets:
Par value ($0.001 par value; 86,203,856 shares issued and outstanding; 100,000,000 shares authorized)	$86,204
Paid-in capital in excess of par value	946,970,238
Overdistributed net investment income	(5,721,329)
Accumulated net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(317,120,363)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	46,542,802
Total Net Assets	$670,757,552

Shares Outstanding	86,203,856

Net Asset Value	$7.78

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	23

Statement of operations (unaudited)

For the Six Months Ended October 31, 2017

Investment Income:
Interest	$31,180,515
Dividends	429,870
Total Investment Income	31,610,385

Expenses:
Investment management fee (Note 2)	3,668,910
Interest expense (Note 5)	2,376,785
Transfer agent fees	104,426
Directors’ fees	79,186
Legal fees	45,037
Audit and tax fees	41,549
Stock exchange listing fees	22,271
Shareholder reports	19,552
Custody fees	7,279
Insurance	4,804
Miscellaneous expenses	11,853
Total Expenses	6,381,652
Net Investment Income	25,228,733

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(2,649,030)
Futures contracts	(483,010)
Forward foreign currency contracts	(146,188)
Foreign currency transactions	(21,866)
Net Realized Loss	(3,300,094)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	3,591,193
Forward foreign currency contracts	93,902
Foreign currencies	(28,375)
Change in Net Unrealized Appreciation (Depreciation)	3,656,720
Net Gain on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	356,626
Increase in Net Assets From Operations	$25,585,359

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended October 31, 2017 (unaudited) and the Year Ended April 30, 2017	October 31	April 30

Operations:
Net investment income	$25,228,733	$56,515,044
Net realized loss	(3,300,094)	(22,838,064)
Change in net unrealized appreciation (depreciation)	3,656,720	83,032,834
Increase in Net Assets From Operations	25,585,359	116,709,814

Distributions to Shareholders From (Note 1):
Net investment income	(25,904,259)	(53,719,326)
Return of capital	—	(5,545,826)
Decrease in Net Assets From Distributions to Shareholders	(25,904,259)	(59,265,152)
Increase (Decrease) in Net Assets	(318,900)	57,444,662

Net Assets:
Beginning of period	671,076,452	613,631,790
End of period*	$670,757,552	$671,076,452
*Includes overdistributed net investment income of:	$(5,721,329)	$(5,045,803)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	25

Statement of cash flows (unaudited)

For the Six Months Ended October 31, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$25,585,359
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(334,001,188)
Sales of portfolio securities	349,276,490
Net purchases, sales and maturities of short-term investments	(21,072,211)
Payment-in-kind	(358,052)
Net amortization of premium (accretion of discount)	(2,363,536)
Decrease in receivable for securities sold	5,670,685
Decrease in interest receivable	1,048,705
Decrease in prepaid expenses	17,568
Decrease in deposits with brokers for centrally cleared swap contracts	212
Increase in payable for securities purchased	4,619,629
Increase in investment management fee payable	23,913
Decrease in Directors’ fees payable	(4,076)
Increase in interest payable	28,970
Decrease in accrued expenses	(56,483)
Net realized loss on investments	2,649,030
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(3,685,095)
Net Cash Provided by Operating Activities*	27,379,920

Cash Flows From Financing Activities:
Distributions paid on common stock	(26,205,973)
Net Cash Used in Financing Activities	(26,205,973)
Net Increase in Cash	1,173,947
Cash at Beginning of Period	651,223
Cash at End of Period	$1,825,170

*	Included in operating expenses is cash of $2,347,815 paid for interest on borrowings.

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2017[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$7.78	$7.12	$8.57	$9.47	$9.56	$8.86

Income (loss) from operations:
Net investment income	0.29	0.66	0.73	0.79	0.85	0.90
Net realized and unrealized gain (loss)	0.01	0.69	(1.36)	(0.86)	(0.05)	0.77
Total income (loss) from operations	0.30	1.35	(0.63)	(0.07)	0.80	1.67

Less distributions from:
Net investment income	(0.30) [3]	(0.63)	(0.82)	(0.83)	(0.89)	(0.97)
Return of capital	—	(0.06)	—	—	—	—
Total distributions	(0.30)	(0.69)	(0.82)	(0.83)	(0.89)	(0.97)

Net asset value, end of period	$7.78	$7.78	$7.12	$8.57	$9.47	$9.56

Market price, end of period	$7.13	$7.42	$6.90	$8.15	$9.39	$10.20
Total return, based on NAV[4,5]	3.95%	19.76%	(7.12)%	(0.65)%	8.89%	20.03%
Total return, based on Market Price[6]	0.15%	18.36%	(4.40)%	(4.54)%	1.30%	11.68%

Net assets, end of period (000s)	$670,758	$671,076	$613,632	$738,419	$816,304	$822,403

Ratios to average net assets:
Gross expenses	1.89%[7]	1.73%	1.59%	1.45%	1.45%	1.41%
Net expenses	1.89 [7]	1.73	1.59	1.45	1.45	1.41
Net investment income	7.47 [7]	8.72	9.78	8.90	9.10	9.84

Portfolio turnover rate	37%	77%	65%	41%	45%	52%

Supplemental data:
Loan Outstanding, End of Period (000s)	$240,000	$240,000	$240,000	$260,000	$255,000	$215,000
Asset Coverage Ratio for Loan Outstanding[8]	379%	380%	356%	384%	420%	483%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[8]	$3,795	$3,796	$3,557	$3,840	$4,201 [9]	$4,825 [9]
Weighted Average Loan (000s)	$240,000	$240,000	$241,803	$251,712	$248,493	$215,000
Weighted Average Interest Rate on Loan	1.96%	1.41%	1.05%	0.91%	0.92%	0.97%

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	27

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended October 31, 2017 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[9]	Added to conform to current period presentation.

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$133,157,861	$2,469,689		$135,627,550
Energy	—	124,346,618	0	*	124,346,618
Health care	—	51,120,075	4,583,409		55,703,484
Materials	—	68,839,499	0	*	68,839,499
Other corporate bonds & notes	—	328,909,757	—		328,909,757
Convertible bonds & notes	—	7,126,831	—		7,126,831
Senior loans:
Consumer discretionary	—	17,329,843	1,913,625		19,243,468
Energy	—	1,453,613	506,259		1,959,872
Other senior loans	—	23,472,132	—		23,472,132
Sovereign bonds	—	74,462,679	—		74,462,679
U.S. government & agency obligations	—	28,947,482	—		28,947,482
Common stocks:
Consumer discretionary	—	—	1,520,439		1,520,439
Energy	—	5,521,915	2,905,381		8,427,296
Industrials	—	—	272,108		272,108
Convertible preferred stocks	—	795,499	—		795,499
Preferred stocks:
Financials	$9,337,301	—	—		9,337,301
Industrials	—	—	463,362		463,362
Total long-term investments	9,337,301	865,483,804	14,634,272		889,455,377
Short-term investments†:
Repurchase agreements	—	10,000,000	—		10,000,000
Money market funds	12,760,371	—	—		12,760,371
Total short-term investments	12,760,371	10,000,000	—		22,760,371
Total investments	$22,097,672	$875,483,804	$14,634,272		$912,215,748
Other financial instruments:
Forward foreign currency contracts	—	$3,207	—		$3,207
Total	$22,097,672	$875,487,011	$14,634,272		$912,218,955

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy		Health Care	Materials
Balance as of April 30, 2017	$2,933,088	$477,750		—	$0	*
Accrued premiums/discounts	41,041	—		$2,508	—
Realized gain (loss)[1]	—	(2,095,888)		—	—
Change in unrealized appreciation (depreciation)[2]	(41,041)	2,256,275		74,421	—
Purchases	189,105	—		4,506,480	—
Sales	(652,504)	(638,137)		—	—
Transfers into Level 3[3]	—	—		—	—
Transfers out Level 3[4]	—	—		—	—
Balance as of October 31, 2017	$2,469,689	$0	*	$4,583,409	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	$(41,041)	—		$74,421	—

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Utilities
Balance as of April 30, 2017	$1,552,500	$797,294	$1,831,217	$1,650,435
Accrued premiums/discounts	644	3,554	771	2,995
Realized gain (loss)[1]	—	12,204	10,585	—
Change in unrealized appreciation (depreciation)[2]	(414,644)	(15,758)	(27,240)	(33,558)
Purchases	—	32,841	—	—
Sales	—	(830,135)	(1,815,333)	—
Transfers into Level 3[3]	775,125	506,259	—	—
Transfers out Level 3[4]	—	—	—	(1,619,872)
Balance as of October 31, 2017	$1,913,625	$506,259	—	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	$(414,644)	—	—	—

	Common Stocks
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care	Industrials	Materials
Balance as of April 30, 2017	$1,116,208	$9,898,410	$401,625	$308,598	$0	*
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)[1]	—	(3,479,777)	149,050	—	(547,504)
Change in unrealized appreciation (depreciation)[2]	404,231	679,259	(148,114)	(36,490)	547,504
Purchases	—	—	—	—	—
Sales	—	(24,201)	(402,561)	—	(0)	*
Transfers into Level 3[3]	—	—	—	—	—
Transfers out Level 3[4]	—	(4,168,310)	—	—	—
Balance as of October 31, 2017	$1,520,439	$2,905,381	—	$272,108	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	$404,231	$(3,110,044)	—	$(36,490)	—

32	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

	Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Energy	Industrials	Total
Balance as of April 30, 2017	$786,945	$463,362	$22,217,432
Accrued premiums/discounts	—	—	51,513
Realized gain (loss)[1]	—	—	(5,951,330)
Change in unrealized appreciation (depreciation)[2]	8,554	—	3,253,399
Purchases	—	—	4,728,426
Sales	—	—	(4,362,871)
Transfers into Level 3[3]	—	—	1,281,384
Transfers out Level 3[4]	(795,499)	—	(6,583,681)
Balance as of October 31, 2017	—	$463,362	$14,634,272
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2017[2]	—	—	$(3,123,567)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

34	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

(g) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

36	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of October 31, 2017, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company

38	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited monthly a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended October 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$292,585,016	$41,416,172
Sales	317,968,422	31,308,068

At October 31, 2017, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$865,642,973	$76,229,087	$(29,656,312)	$46,572,775
Forwards foreign currency contracts	—	3,207	—	3,207

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$3,207

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(483,010)	—	$(483,010)
Forward foreign currency contracts	—	$(146,188)	(146,188)
Total	$(483,010)	$(146,188)	$(629,198)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$93,902

During the six months ended October 31, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$821,682
Forward foreign currency contracts (to buy)†	45,108
Forward foreign currency contracts (to sell)	2,651,586

†	At October 31, 2017, there were no open positions held in this derivative.

40	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of October 31, 2017.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Barclays Bank PLC	$3,207	—	$3,207	—	$3,207

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended October 31, 2017 was $2,371,998. For the six months ended October 31, 2017, the Fund had an average daily loan balance outstanding of $240,000,000 and the weighted average interest rate was 1.96%. At October 31, 2017, the Fund had $240,000,000 of borrowings outstanding.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended October 31, 2017, the Fund did not repurchase any shares.

Western Asset High Income Fund II Inc. 2017 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

7. Distributions subsequent to October 31, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/20/17	11/01/17	$0.0490
11/24/17	12/01/17	$0.0490
12/22/17	12/29/17	$0.0460
01/19/18	02/01/18	$0.0460
02/16/18	03/01/18	$0.0460

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 10/31/2017		Value per Share/Unit	Percent of Net Assets
Berry Petroleum Co., Convertible Preferred Stock	1,009	2/17	$10,090	$11,730		$11.63	0.00%
BioScrip Inc, First Lien Notes, 8.224%, due 6/30/22	$4,552,000	6/17	4,508,988	4,583,409	(a)	100.69	0.68
			$4,519,078	$4,595,139			0.68%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

9. Capital loss carryforward

As of April 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2018	$(181,154,391)
4/30/2019	(2,458,757)
$(183,613,148)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates, except that under applicable tax rules, deferred capital losses of $126,786,358, which have no expiration date, must be used first to offset any such gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

42	Western Asset High Income Fund II Inc. 2017 Semi-Annual Report

Change in Independent Registered Public Accounting Firm

On August 14, 2017, KPMG LLP (“KPMG”) resigned, at the request of the Fund, as the independent registered public accounting firm to the Fund. The Audit Committee of the Fund’s Board of Directors participated in, and approved, the decision to change the independent registered public accounting firm. KPMG’s reports on the Fund’s financial statements for the fiscal periods ended April 30, 2017 and April 30, 2016 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Fund’s fiscal periods ended April 30, 2017 and April 30, 2016 and the subsequent interim period through August 14, 2017, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Audit Committee of the Fund’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the Fund’s independent registered public accounting firm for the fiscal year ending April 30, 2018. The selection of PwC does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s fiscal periods ended April 30, 2017 and April 30, 2016, and the subsequent interim period through August 14, 2017, neither the Fund, nor anyone on its behalf, consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

Western Asset High Income Fund II Inc.	43

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset High Income Fund II Inc. was held on September 8, 2017 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Robert D. Agdern	64,527,550	2,234,965
Daniel P. Cronin	63,347,250	3,415,265
Eileen A. Kamerick	64,770,916	1,991,599

At October 31, 2017, in addition to Robert D. Agdern, Daniel P. Cronin, and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jane Trust

44	Western Asset High Income Fund II Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to

Western Asset High Income Fund II Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

46	Western Asset High Income Fund II Inc.

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS0022 12/17 SR17-3207

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 28, 2017